FACT

An Investment Safeguarding History

Patricia Trompeter
Chief Operating Officer
December 14, 2020

FACT

Safe Harbor

You Must Read This Before Continuing

This corporate presentation ("Presentation") is confidential and contains proprietary non-public information regarding Forensic Art Certification Technology F.A.C.T. (the "Company", "we", "us" or "our").

This Presentation is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities of the Company. The information contained herein has been prepared for the purpose of providing interested parties with general information to assist them in their evaluation of the Company. Under no circumstances may the contents of this Presentation be reproduced, in whole or in part, in any form or forwarded or further redistributed to any other person. Any forwarding, distribution or reproduction of this document in whole or in part is unauthorized. By accepting and reviewing this document, you acknowledge and agree (i) to maintain the confidentiality of this document and the information contained herein, and (ii) to protect such information in the same manner you protect your own confidential information, which shall be at least a reasonable standard of care. The Company has not authorized anyone to provide prospective purchasers with additional or different information. In this Presentation all amounts are in US dollars unless stated otherwise.

This Presentation constitutes "forward-looking statements," within the meaning of applicable US securities laws. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations, assumptions and analyses made by us regarding the future of our business, future plans and strategies, our operational results and other future conditions. These forward-looking statements appear in a number of places throughout this Presentation and can be identified by the use of words, such as "anticipates," or "believes," "budget," "estimates," "expects," or "is expected," "forecasts," "intends," "plans," "scheduled," or variations of such words and phrases or state that certain actions, events or results "may," "might," "will," "would," "could", "should," "continue," or be taken, occur or be achieved. These forward-looking statements relate to, among other things, our future financial performance, financial condition, liquidity, levels of activity, performance, prospects, growth, goals or achievements or other future events. Although we base the forward-looking statements contained in this presentation on assumptions that we believe are reasonable, these forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual performance and financial results in future periods to differ materially from those anticipated in our forward-looking statements. Forward-looking statements do not take into account the effect that transactions or non-recurring or other special items announced or occurring after the statements are made have on our business. For example, they do not include the effect of asset impairments or other changes announced or occurring after the forward-looking statements are made. The financial impact of such transactions and non-recurring and other special items can be complex and necessarily depends on the facts particular to each of them. Despite a careful process to prepare and review the forward-looking statements, there can be no assurance that the underlying opinions, estimates, and assumptions will prove to be correct. The purpose of the forward-looking statements is to provide the reader with a description of management's expectations regarding our anticipated future performance and may not be appropriate for other purposes. Furthermore, unless otherwise stated, the forward-looking statements contained in this Presentation are made as of the date of this Presentation and we do not undertake any obligation to update publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise unless required by applicable legislation or regulation. The forward-looking statements contained in this document are expressly qualified by this cautionary statement.

This Presentation also contains or references certain market, industry and peer group data which is based upon information from independent industry publications, market research, analyst reports and surveys and other publicly available sources. Although we believe these sources to be generally reliable, such information is subject to interpretation and cannot be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other inherent limitations and uncertainties. We have not independently verified any of the data from third party sources referred to in this presentation and accordingly, the accuracy and completeness of such data is not guaranteed.

This Presentation further contains future-oriented financial information and financial outlook information (collectively, "FOFI") as defined under US securities laws, prepared by management of the Company about the Company's reasonably estimated prospective results of operations, revenue, cash flows, and components thereof, all of which are subject to the same assumptions, risk factors, limitations, and qualifications as set forth in the above paragraphs. Readers are cautioned that FOFI are not guarantees of future performance, and should not be considered as such, since actual results may differ materially from those expressed in FOFI. The Company and its management believe that FOFI has been prepared on a reasonable basis, reflecting management's best estimates and judgments. FOFI contained in this Presentation were made as of the date of this Presentation and is provided for the purpose of describing management of the Company's belief of the anticipated effects of the Offering on the Company's business operations. The Company disclaims any intention or obligation to update or revise any FOFI contained in this Presentation, whether as a result of new information, future events or otherwise, unless required pursuant to applicable law. Readers are cautioned that the FOFI contained in this document should not be used for purposes other than for which it is disclosed herein.



The Market, Strategy and Services


No. 27
MAY, 1939
64 PAGES OF ACTION!
Detective COMICS
10¢
PITTSBURG

FACT uses advanced forensic ballistic technology to capture unique digital "fingerprints" from the surface of each asset; including fine arts, coins, stamps, trading cards and more.

FACT

- Empirical Authentication ✓
- Automated Condition Reports ✓
- Living Provenance Record ✓
- Robust Collection Management ✓
- Immutable Blockchain Security ✓

FACT system is perfect for:

- Collectors
- Auction Houses
- Galleries
- Artists
- Insurance providers
- Secured Lenders
- Services Providers
- Law Enforcement

FACT

Technology for the Market


FACT

Imaging

Using cutting edge technology FACT captures surface data beyond the width of a red blood cell to create a 3D model of the assets surface



Analysis

Advanced analysis of surface profile empirically assesses authenticity, condition, and more with a push of a button



Reporting

Creation of Industry reports is automated outlining our in-depth analysis to provide and stored in users blockchain wallet

FACT

Technology for the Market


Capture
Analyze
Report
Record
Repeat

Continuous quality control loop maintains data integrity, database efficiency, & security


GRAIN OF SALT 60µM
DUST MITE WASTE 20 µM
POLLEN GRAINS 15 µM
HUMAN HAIR 100 µM
NEURON CELL 4 µM
ANTHRAX 1 µM
BREAD MOLD SPORE 2 µM

Each scan captures the area at a resolution of two microns or better, revealing previously undetectable details on the surface of the painting in an area equivalent to a 50th of the diameter of a human hair.



FACT Financial Dashboard



Estimated Revenue
(Thousands)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
2Q21
3Q21
4Q21
Art
Coins
Stamps
Sports Memorabilia



Customer Onboarding
105
210
322
443
2Q21
3Q21
4Q21
1Q22



Assets in Database
571,448
960,064
1,488,884
1,800,810
2Q21
3Q21
4Q21
1Q22

Estimated Revenue

(Thousands)

	Q2 '21	Q3 '21	Q4 '21	YE '21	Q1 '22
Art	$1,064,000	$1,712,500	$2,461,000	$5,237,500	$2,986,750
Coins	$100,000	$250,000	$400,000	$750,000	$562,500
Memorabilia	$37,500	$100,000	$162,500	$300,000	$225,000
Stamps		$37,500	$50,000	$87,500	$112,500
FACT	$1,201,500	$2,100,000	$3,073,500	$6,375,000	$3,886,750



Locations
Q2 '21
Q2 '21
Q4 '21
Q3 '21
Q1 '22

FACT

Milestones

KEY MILESTONES

01 02 03 04 05

DEC JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC

KEY MILESTONES	
DEVELOP PROTOTYPE	BETA VERSION
BUILD COMMERCIAL SYSTEM	CUSTOMER SPECIFIC MODIFICATIONS
ONBOARD CUSTOMERS	ACROSS ALL SEGMENTS
BUILD OUT MANAGEMENT TEAM	KEY LEADERSHIP & SALES
ACQUIRE FINANCIAL PARTNERS	ONBOARD PARTNERS
CONFIRM BOD/ADVISORS	LOCK DOWN KEY ADVISORS

FACT

An Investment Safeguarding History

Q&A

info@factsecured.com

Patricia Trompeter
patricia@factsecured.com
203-524-6524